             As filed with the Securities and Exchange Commission
                              on January 16, 1996

                       Securities Act File No. 33-36066
                   Investment Company Act File No. 811-06143

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                          Pre-Effective Amendment No.                     [ ]

                        Post-Effective Amendment No. 6                    [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                                Amendment No. 8                           [X]

                       (Check appropriate box or boxes)

                Warburg, Pincus Global Fixed Income Fund, Inc.
             (formerly Counsellors Global Fixed Income Fund, Inc.)
                  . . . . . . . . . . . . . . . . . . . . . .
              (Exact Name of Registrant as Specified in Charter)

    466 Lexington Avenue
    New York, New York                                10017-3147
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                              Mr. Eugene P. Grace
                Warburg, Pincus Global Fixed Income Fund, Inc.
                             466 Lexington Avenue
                         New York, New York 10017-3147
                  . . . . . . . . . . .  . . . . . . . . . .
                    (Name and Address of Agent for Service)

                                   Copy to:

                            Rose F. DiMartino, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                        New York, New York  10022-4667

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      DECLARATION PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section
(a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed on December 19, 1995.

                   WARBURG, PINCUS GLOBAL FIXED INCOME FUND

       Calculation of Registration Fee under the Securities Act of 1933

Title of                Proposed        Proposed
Securities  Amount      Maximum         Maximum               Amount of
Being       Being       Offering Price  Aggregate             Registration
Registered  Registered  Per Share (1)   Offering Price (1,2)  Fee (2)
----------  ----------  --------------  --------------------  ------------

Shares of
Common
Stock
$.001       2,909,714      $10.97          $289,992              $100
par value
per share

     This Post-Effective Amendment No. 6 seeks to register 2,909,714 additional shares under the 1933 Act.

(1) Computed under Rule 457(d) on the basis of the net asset value per share of the Registrant's shares at the close of business on January 5, 1996. The above calculation shall not be deemed a representation of the actual offering price.

(2)  Calculated pursuant to Rule 24e-2 under the 1940 Act.


     (a)  Total number of shares
          redeemed during previous
          fiscal year                                       7,231,335

     (b)  Total number of shares
          included in (a) previously
          used under Rule 24e-2 this
          fiscal year                                               0

     (c)  Total number of shares
          included in (a) previously
          used under Rule 24f-2(c)
          this fiscal year                                  4,348,056

     (d)  Total number of shares
          included in (a) being used
          to reduce maximum aggregate
          offering price in this
          Post-Effective Amendment                          2,883,279

                   WARBURG, PINCUS GLOBAL FIXED INCOME FUND

                                   FORM N-1A

                             CROSS REFERENCE SHEET
                        _______________________________

          Part A
          Item No.                           Prospectus Heading*
	  --------                           --------------------

          1.        Cover Page  . . . .      Cover Page

          2.        Synopsis  . . . . .      The Funds' Expenses

          3.        Condensed Financial
                      Information . . .      Financial Highlights

          4.        General Description
                      of Registrant . .       Cover Page; Investment
                                              Objective and
                                              Policies; Portfolio
                                              Investments; Risk
                                              Factors and Special
                                              Considerations;
                                              Certain Investment
                                              Strategies;
                                              Investment
                                              Guidelines; General
                                              Information

          5.        Management of the        Management of the Funds
                      Fund  . . . . . .

          6.        Capital Stock and
                      Other Securities .     General Information


          7.        Purchase of
                      Securities             How to Open an Account; How to
                      Being Offered          Purchase Shares; Net
                                             Asset Value

          8.        Redemption or            How to Redeem and Exchange
                       Repurchase  . . .     Shares

          9.        Legal
                      Proceedings . . .      Not applicable



------------------------
* Relates to Registrant's Common Share prospectus, which is substantially similar to Registrant's Advisor Share prospectus.

          Part B                             Heading in Statement of
          Item No.                           Additional Information
          --------                           -----------------------

          10.       Cover Page  . . . .      Cover Page

          11.       Table of Contents .      Contents

          12.       General Information
                    and History . . .        Management of the Fund; Notes
                                             to Financial
                                             Statements; See
                                             Prospectus--"General
                                             Information"

          13.       Investment
                    Objectives and           Investment Objective;
                      Policies  . . . .      Investment Policies

          14.       Management of the
                      Registrant  . . .      Management of the Fund; See
                                             Prospectus--
                                             "Management of the
                                             Funds"

          15.       Control Persons and
                    Principal Holders
                    of Securities . . .      Management of the Fund;
                                             Miscellaneous; See
                                             Prospectus--"General
                                             Information"

          16.       Investment Advisory
                    and Other Services . .   Management of the Fund; See
                                             Prospectus--"-Management of the
                                             Funds" and "Shareholder
                                             Servicing"

          17.       Brokerage                Investment Policies; See
                    Allocation  . .          Prospectus--
                                             "Portfolio
                                              Transactions and
                                              Turnover Rate"

          18.       Capital Stock and
                    Other Securities . .     Management of the Fund--
                                             Organization of the
                                             Fund; See Prospectus--"General
                                             Information"

          Part B                             Heading in Statement of
          Item No.                           Additional Information
          --------                           -----------------------

          19.       Purchase, Redemption
                    and Pricing of
                    Securities Being         Additional Purchase and
                    Offered . . . . . .      Redemption
                                             Information; See
                                             Prospectus--"How to
                                             Open an Account,"
                                             "How to Purchase
                                             Shares," "How to
                                             Redeem and Exchange
                                             Shares" and "Net
                                             Asset Value"

          20.       Tax Status  . . . .      Additional Information
                                             Concerning Taxes;
                                             See
                                             Prospectus--"Dividen
                                             ds, Distributions
                                             and Taxes"

          21.       Underwriters  . . .      Investment Policies; Portfolio
                                             Transactions; See
                                             Prospectus --
                                             "Management of the
                                             Funds" and
                                             "Shareholder
                                             Servicing"

          22.       Calculation of
                    Performance Data         Determination of Performance

          23.       Financial                Report of Independent
                    Statements  . .          Auditors; Financial
                                             Statements

Part C
------
          Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                  PROSPECTUS

          The Fund's Common Share and Advisor Prospectuses are incorporated by reference to the Prospectuses that form a part of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus Fixed Income Fund filed on January 16, 1996 (Securities Act File No. 33-12343; Investment Co. Act File No. 811-5039).

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                 Subject to Completion, dated January 16, 1996

                      STATEMENT OF ADDITIONAL INFORMATION

                             ____________, 1996



                    WARBURG PINCUS GLOBAL FIXED INCOME FUND

               P.O. Box 9030, Boston, Massachusetts  02205-9030
                     For information, call (800) 888-6878



                                   Contents

                                                          Page
							  ----

Investment Objective  . . . . . . . . . . . . . . . . .     2
Investment Policies . . . . . . . . . . . . . . . . . .     2
Management of the Fund  . . . . . . . . . . . . . . . .    27
Additional Purchase and Redemption Information  . . . .    34
Exchange Privilege  . . . . . . . . . . . . . . . . . .    35
Additional Information Concerning Taxes . . . . . . . .    35
Determination of Performance  . . . . . . . . . . . . .    38
Auditors and Counsel  . . . . . . . . . . . . . . . . .    39
Miscellaneous . . . . . . . . . . . . . . . . . . . . .    40
Financial Statements  . . . . . . . . . . . . . . . . .    40
Appendix - Description of Ratings . . . . . . . . . . .   A-1
Report of Coopers & Lybrand L.L.P.,
  Independent Accountants . . . . . . . . . . . . . . .   A-5

          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Global Fixed Income Fund (the "Fund"), Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus New York Intermediate Municipal
Fund, dated             , 1996, as amended or supplemented from time to time,
and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at
(800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

Options, Futures and Currency Exchange Transactions

          Securities Options. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying securities with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Securities Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Futures Activities. The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Although the Fund is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Fund may purchase and write exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, the Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.
Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of its portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on securities, indexes and currencies; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.
The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

          Foreign Currency Exchange. Since the Fund will be investing substantially in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

          Information. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

          Increased Expenses. The operating expenses of the Fund, to the extent it invests in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

          General. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the

European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

          When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity.
Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          Below Investment Grade Securities. The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade or in comparable unrated securities considered to be of equivalent quality. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated bonds may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

          Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

          Reverse Repurchase Agreements and Dollar Rolls. The Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest.
At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid high-grade debt obligations having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

          When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. Government Securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Warrants. The Fund may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase), provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets, in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities.   Rule 144A under the Securities Act adopted
by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Limitations

          The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 16 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these Investment Restrictions.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          16. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          The aggregate of all Rule 144A Securities, non-publicly traded and illiquid securities and securities of companies (including predecessors) that have been in continuous operation for less than three years is limited to 15% of total assets. These and other non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These may be more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions.

In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Fund are not reduced by reason of its receiving any brokerage and research services.

          During the fiscal years ended October 31, 1993 and October 31, 1994, the Fund paid an aggregate of approximately $9,637 and $11,288, respectively, in commissions to broker-dealers for execution of portfolio transactions. The Fund did not pay any such commissions in the fiscal year ended October 31, 1995.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Any portfolio transaction for the Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio securities have been executed through Counsellors Securities since the commencement of the Fund's operations.

          In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

          The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)  . . . . .  Director
Room 7E47OHB                       National Intelligence Counsel;
Central Intelligence Agency        Professor at Harvard University;
930 Dolly Madison Blvd.            Director or Trustee of Circuit City
McClain, Virginia  22107           Stores, Inc. (retail electronics and
                                   appliances) and Phoenix Home Life
                                   Insurance Co.

Donald J. Donahue (71)  . . . . .  Director
99 Indian Field Road               Chairman of Magma Copper Company since
Greenwich, Connecticut 06830       January 1987; Director or Trustee of GEV
                                   Corporation and Signet Star Reinsurance
                                   Company; Chairman and Director of NAC
                                   Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . . .  Director
2425 North Fish Creek Road         Private investor; Consultant and
P.O. Box 483                       Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014              Fritz Communications (developers and
                                   operators of radio stations); Director of Advo, Inc. (direct mail advertising).

John L. Furth* (65) . . . . .      Chairman of the Board and President
466 Lexington Avenue               Vice Chairman and Director of E.M.
New York, New York 10017-3147      Warburg, Pincus & Co., Inc. ("EMW");
                                   Associated with EMW since 1970; Director and officer of other investment companies advised by Warburg.

Thomas A. Melfe (63)  . . . . . .  Director
30 Rockefeller Plaza               Partner in the law firm of Donovan
New York, New York 10112           Leisure Newton & Irvine; Director of
                                   Municipal Fund for New York Investors, Inc.

Alexander B. Trowbridge (66)  . .  Director
1155 Connecticut Avenue, N.W.      President of Trowbridge Partners, Inc.
Suite 700                          (business consulting) from January 1990-
Washington, DC 20036               January 1994; President of the National
                                   Association of Manufacturers from
                                   1980-1990; Director or Trustee of New
                                   England Mutual Life Insurance Co., ICOS
                                   Corporation (biopharmaceuticals), P.H.H.
                                   Corporation (fleet auto management; housing and plant relocation service), WMX
                                   Technologies Inc. (solid and hazardous
                                   waste collection and disposal), The Rouse
                                   Company (real estate development),
                                   SunResorts International Ltd. (hotel and real estate management), Harris Corp.
                                   (electronics and communications equipment),
                                   The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Dale C. Christensen (48)  . . . .  President and Co-Portfolio Manager of the
466 Lexington Avenue               Fund
New York, New York 10017-3147      Portfolio Manager or Co-Portfolio
                                   Manager of other Warburg Pincus Funds;
                                   Managing Director of EMW; Associated with
				   EMW since 1989; Vice President at
				   Citibank, N.A. from 1985-1989; President of other investment companies advised by Warburg.


------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Arnold M. Reichman (47) . . . . .  Executive Vice President
466 Lexington Avenue               Managing Director and Assistant Secretary
New York, New York 10017-3147      of EMW; Associated with EMW since 1984;
                                   Senior Vice President, Secretary and Chief
                                   Operating Officer of Counsellors
                                   Securities; Officer of other investment
                                   companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . . .  Senior Vice President
466 Lexington Avenue               Managing Director of EMW; Associated
New York, New York 10017-3147      with EMW since 1991; Vice President of
                                   Citibank, N.A. from 1987-1991; Senior Vice
                                   President of Counsellors Securities and
                                   officer of other investment companies
                                   advised by Warburg.

Stephen Distler (42)  . . . . . .  Vice President and Chief Financial
466 Lexington Avenue               Officer
New York, New York 10017-3147      Managing Director, Controller and Assistant
                                   Secretary of EMW; Associated with EMW since
                                   1984; Treasurer of Counsellors Securities;
                                   Officer of other investment companies
                                   advised by Warburg.

Eugene P. Grace (44)  . . . . . .  Vice President and Secretary
466 Lexington Avenue               Associated with EMW since April 1994;
New York, New York 10017-3147      Attorney-at-law from September 1989-April
                                   1994; life insurance agent, New York Life
                                   Insurance Company from 1993-1994; General
                                   Counsel and Secretary, Home Unity Savings
                                   Bank from 1991-1992; Vice President and
                                   Chief Compliance Officer of Counsellors
                                   Securities; Vice President and Secretary of other investment companies advised by
                                   Warburg.

Howard Conroy (41) . . . . . . . . Vice President, Treasurer and Chief
466 Lexington Avenue               Accounting Officer
New York, New York 10017-3147      Associated with EMW since 1992;
                                   Associated with Martin Geller, C.P.A. from
				   1990-1992; Vice President, Finance with
			           Gabelli/Rosenthal & Partners, L.P. until
			           1990; Vice President, Treasurer and Chief
			           Accounting Officer of other investment
			           companies advised by Warburg.

Karen Amato (32)  . . . . . . . .  Assistant Secretary
466 Lexington Avenue               Associated with EMW since 1987;
New York, New York 10017-3147      Assistant Secretary of other investment
                                   companies advised by Warburg.

          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $1,000, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation

(for the fiscal year ended October 31, 1995)


                                                                                     Total Compensation from all
                                                  Total Compensation                 Investment Companies Managed
   Name of Director                                   from Fund                               by Warburg*
   ----------------                               ------------------                 ----------------------------

 John L. Furth                                       None**                                    None**
 Richard N. Cooper                                   $2,000                                   $41,083
 Donald J. Donahue                                   $2,250                                   $43,833
 Jack W. Fritz                                       $1,750                                   $35,333
 Thomas A. Melfe                                     $2,250                                   $43,583
 Alexander B. Trowbridge                             $2,250                                   $43,833



------------------------
* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.

          Mr. Dale C. Christensen, president and co-portfolio manager of the Fund, earned a B.S. in Agriculture from the University of Alberta and a B.Ed in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen is also co-portfolio manager of Warburg Pincus Fixed Income Fund, Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus New York Intermediate Municipal Fund. Mr. Christensen directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world.

Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.

          Mr. Laxmi C. Bhandari, co-portfolio manager of the Fund, earned a Ph.D in Finance and a M.B.A. from the University of Chicago, his P.G.D.M. degree (M.B.A. equivalent) from the Indian Institute of Management, Ahmedabad, India and B.Com. degree from Rajasthan University, India. He has been with the Fund since joining EMW in 1993, specializing in derivative-based products. Mr. Bhandari was a vice president in charge of Arbitrage Trading at the Paribas Corporation from 1991 to 1993. Prior to that Mr. Bhandari was a vice president of Asset Liability Management at Chemical Bank from 1987 to 1991 and an assistant professor of Advanced Portfolio Management and Advanced Corporate Finance at the University of Alberta from 1982 to 1987.

          As of December 28, 1995, Directors and officers of the Fund as a group owned of record less than 1% of the Fund's outstanding Common Shares.
As of the same date, Mr. Furth may be deemed to have beneficially owned 41.79% of the Fund's outstanding Common Shares, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No Directors or officers owned of record any Advisor Shares.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to the Fund, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Fund and PFPC serves as a co-administrator to the Fund pursuant to separate written agreements (the "Advisory Agreement," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next

$70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

          During the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, Warburg earned $289,161, $834,884 and $773,318, respectively, and waived $283,419, $492,915 and $435,848, respectively, in investment advisory fees. During the fiscal year ended October 31, 1993, Warburg reimbursed the Fund for $134,982 in expenses. During the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, PFPC earned $66,625, $105,872 and $92,798, respectively, in administration or, in the case of the most recent fiscal year, co-administration fees. During the fiscal years ended October 31, 1994 and October 31, 1995, PFPC waived $52,936 and $49,312, respectively, in such fees. During the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995, Counsellors Service earned $14,339, $69,888 and $77,332, respectively, in administrative services fees, or in the case of the most recent fiscal year, co-administration fees.

Custodians and Transfer Agent

          Fiduciary Trust Company International ("Fiduciary") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, Fiduciary (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

          PNC Bank, National Association ("PNC") also provides certain custodial services generally in connection with purchases and sales of Fund shares. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

          State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

          The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock - Series 1 and one billion shares are designated Common Stock - Series 2 (the "Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

          The Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

          An Institution with which the Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Advisor Shares of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund.


                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the one-year period ended October 31, 1995 was 10.65% (9.86% without waivers), the average annual total return for the five-year period beginning November 1, 1990 (commencement of operations) and ended October 31, 1995 was 8.46% (6.88% without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.



------------------------
* The expression (1 + T) is being raised to the nth power.

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

              YIELD = 2[(a-b +1)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW]-1]
		      --------------------------------------------------
                           cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period. The Fund's yield for the thirty-day period ending October 31, 1995 was 8.76%.

          The performance of a class of Fund Shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements for the fiscal years ended October 31, 1994 and October 31, 1995 that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.




------------------------
* The expression (a-b+1) is being raised to the 6th power.

          The financial statements for the periods beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent accountants, as set forth in their report and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of December 28, 1995, the name, address and percentage of ownership of each person (other than Mr. Furth, see "Management of the Fund") that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

Common Shares

          Charles Schwab & Co., Inc., Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 -- 29.61%; and Nat'l Financial Svsc Corp., FBO Customers, Church Street Station, New York, NY 10008-3908 -- 9.44%. The Fund believes that these entities are not the beneficial owners of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 44.21% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The Fund's audited financial statements for the fiscal year ended October 31, 1995 follow the Report of Independent Accountants.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay, principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Fixed Income Funds:


We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Warburg Pincus Intermediate Maturity Government Fund and the statements of net assets of the Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund and Warburg Pincus New York Intermediate Municipal Fund (all Funds collectively referred to as the 'Warburg Pincus Fixed Income Funds') as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of each of the Warburg Pincus Fixed Income Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Fixed Income Funds as of October 31, 1995, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Global Fixed Income Fund (the 'Fund') is maximum total return -- consistent with prudent management -- through a combination of interest income, currency gains and capital appreciation. The Fund's holdings mainly include a wide range of investment-grade, income-producing securities of governmental and corporate issuers.


     For the 12 months ended October 31, 1995, the Fund gained 10.65%, vs. gains of 15.85% in the Salomon Brothers World Government Bond Index (Currency-Hedged) and 8.77% in the Lipper World Income Fund Average. The Fund's 30-day annualized SEC yield was 8.76% as of October 31, 1995. Its total net assets were $63,641,044.


     The combination of low inflation, falling interest rates and an overall slowdown in the world's economic growth provided a strong backdrop for most global bond markets during the period. By region, our largest exposure during the year was to bonds of European issuers, which generated strong returns for the portfolio. We remain bullish on the prospects of Europe's bond markets (European issues represented 67.50% of the Fund's assets as of October 31, 1995), particularly those of Germany and Denmark.

     Other areas of emphasis in the portfolio currently are Southeast Asian convertible bonds, which we think represent particularly good values, and Latin American debt issues. While the latter fell sharply following the December 20, 1994, devaluation of the Mexican peso, exacting a toll on the Fund's returns, their performance has since recovered, and we expect significantly improved performance from them going forward. Our largest exposure in Latin America is in Argentina and Brazil (6.1% of the Fund at the end of October), followed by Mexico (4.0%). It should be noted that all of these issues are U.S. dollar denominated and thus there is no direct currency risk.

     We have extended the Fund's duration in recent months (it stood at 4.9 years on October 31, vs. 4.0 years at the end of April), reflecting a more positive outlook on the general direction of interest rates. Our longest duration exposure is in Australia and Europe.

     We have maintained the Fund's defensive stance in terms of currency exposure, and through October approximately 95% of the portfolio was either U.S. dollar-denominated or hedged into dollars. While this strategy proved less than timely earlier in the fiscal year, given the U.S. currency's general weakness against most foreign currencies, it proved its merits over the past several months when the dollar rebounded.

Dale C. Christensen                      Laxmi C. Bhandari
Co-Portfolio Manager                     Co-Portfolio Manager

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN WARBURG PINCUS GLOBAL FIXED INCOME FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Global Fixed Income Fund (the 'Fund') from November 1, 1990 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ('Salomon')* and the Lipper World Income Fund Average ('Lipper')** for the same time period.



                               [PERFORMANCE GRAPH]
                                                       Average Annual
                                                       Total Returns
                                                     for periods ending
              FUND       SALOMAN***    LIPPER             10/31/95
11/1/90     10,000.0    10,000.0      10,000.0             1 year
10/31/91    10,766.0    11,308.0      10,933.0             10.65%
10/31/92    11,958.0    12,449.0      11,600.0         Since Inception
10/31/93    13,957.0    13,968.0      12,959.0            (11/01/90)
10/31/94    13,567.0    13,494.0      12,691.0              8.46%
10/31/95    15,012.0    15,633.0      13,804.0


                                                                                          FUND
                                                                                         ------
1 Year Total Return (9/30/94-9/30/95).................................................   10.50%
Average Annual Total Return Since Inception (11/01/90-9/30/95)........................    8.39%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. For periods ending 9/30/95 and 10/31/95, respectively, without waivers or reimbursement of Fund expenses, average annual total returns would have been 9.73% and 9.86% for 1-year, and 6.80% and 6.88% since inception.
------------

  * The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.


 ** The Lipper World Income Fund Average represents approximately 220 funds that invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities and durations, or other income producing securities.


*** The Fund changed  its comparative  index in the  above chart  from the  J.P.
    Morgan Global Government Bond Index ('JPMG-GLB') used in the preceding year to the Salomon Brothers World Government Bond Index ('Salomon'). The primary reason for the change is that the Fund's investment strategy is biased towards hedging and the Salomon Index is hedged. In contrast, the JPMG-GLB Index is unhedged. The one year performance for the period ending 10/31/95 for Salomon and JPMG-GLB was 15.85% vs. 15.35%, respectively.


                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                                                                     RATINGS'D'
    PAR+                      SECURITY DESCRIPTION                  (MOODY'S/S&P)   MATURITY    RATE          VALUE
------------   ---------------------------------------------------  -------------   ---------  ------      -----------
BONDS (89.8%)

Argentina (6.1%)
   1,000,000 (A) Banco de Galicia & Buenos Aires SA (Callable
               11/01/98 at $103.375)                                (B1/BB-)        11/01/03    9.000%     $   751,250
   1,280,000 (A) Banco del Suquia                                   (Ba/BB)         07/05/96   10.000        1,209,600
   2,000,000 (A) Bridas Corp.                                       (B1/BB-)        11/15/99   12.500        1,915,000
                                                                                                           -----------
                                                                                                             3,875,850
                                                                                                           -----------
Australia (3.2%)
   2,000,000   Australian Government                                (NR/AAA)        11/15/06    6.750        1,297,094
   1,000,000   State Electric Commission -- Victoria                (Aa2/NR)        09/18/03    9.250          769,115
                                                                                                           -----------
                                                                                                             2,066,209
                                                                                                           -----------
Brazil (6.1%)
   1,000,000 (A) Banco America do Sul                               (B1/BB)         10/17/97   10.750        1,000,000
     900,000 (A) Banco Bandeirantes SA                              (B1/BB)         12/20/97   12.000          893,250
   1,000,000 (A) Banco Braseg AG                                    (B1/BB)         12/07/97   11.250          991,250
   1,000,000 (A) Banco Itamarati SA                                 (NR/BB)         11/23/97   11.625          991,250
                                                                                                           -----------
                                                                                                             3,875,750
                                                                                                           -----------
Cayman Islands (3.2%)
   2,500,000 (A) PIV Investment Financial (Convertible) (Callable
               02/02/97 at $100.00)                                 (A/NR)          12/01/00    4.500        2,031,250
                                                                                                           -----------

Denmark (16.6%)
  35,000,000   Kingdom of Denmark                                   (Aa/AA)         03/15/06    8.000        6,448,127
     780,000 (B) Kingdom of Denmark Mortgage-Backed (Zero Coupon)   (Aa1/NR)        05/30/96       --          984,366
   2,582,000   Kreditforeningen (Callable 04/15/01 at 100.00 Dkr)   (Baa/NR)        04/15/04   10.200          505,950
  13,467,000   Nykredit                                             (Aa/AA)         10/01/22   11.000        2,611,767
                                                                                                           -----------
                                                                                                            10,550,210
                                                                                                           -----------
Germany (23.4%)
   6,000,000   German Government                                    (Aaa/AAA)       10/14/05    6.500        4,279,681
   5,000,000   Land Hessen (Putable 11/29/03 at 100.00 Dmk)         (Aaa/AAA)       11/29/13    6.000        3,412,484
   9,500,000   Treuhandanstalt                                      (Aaa/AAA)       09/09/04    7.500        7,196,929
                                                                                                           -----------
                                                                                                            14,889,094
                                                                                                           -----------
Hong Kong (3.2%)
   2,500,000 (A) Lai Fung Overseas Finance Ltd. (Convertible)       (Ba/BB)         01/05/98    5.500        2,025,000
                                                                                                           -----------

Indonesia (2.4%)
   1,500,000 (A) Indah Kiat International Finance Co. (Callable
               06/15/01 at $106.25)                                 (Ba2/BB)        06/15/06   12.500        1,563,750
                                                                                                           -----------

Ireland (7.9%)
   3,500,000   Ireland Treasury                                     (Aa/AA)         10/18/04    6.250        5,045,956
                                                                                                           -----------

Mexico (4.0%)
   2,420,000 (A) Grupo Simec SA de CV                               (Caa/CCC)       12/15/98    8.875        1,433,850
   2,000,000 (A) Seventh Mexican Acceptance Corp.                   (Caa/CCC)       08/15/99   10.000        1,110,000
                                                                                                           -----------
                                                                                                             2,543,850
                                                                                                           -----------

                       See Accompanying Notes to Financial Statements.
12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                     RATINGS'D'
    PAR+                      SECURITY DESCRIPTION                  (MOODY'S/S&P)   MATURITY    RATE          VALUE
------------   ---------------------------------------------------  -------------   ---------  ------      -----------
BONDS (CONT'D)

Netherlands (4.6%)
   4,500,000   Netherlands Government                               (Aaa/AAA)       06/15/05    7.000%     $ 2,956,173
                                                                                                           -----------
United Kingdom (8.9%)
   2,000,000   Elf Enterprise Finance PLC (Convertible) (Callable
               06/27/96 at 100.00 Gbp)                              (Aa3/AA-)       06/27/06    8.750        3,137,094
   1,500,000   United Kingdom Treasury                              (Aaa/NR)        03/03/00    9.000        2,511,354
                                                                                                           -----------
                                                                                                             5,648,448
                                                                                                           -----------
United States (0.2%)
     100,000   U.S. Treasury Note                                   (Aaa/AAA)       06/30/96    6.000          100,267
                                                                                                           -----------

               TOTAL BONDS (Cost $57,315,695)                                                               57,171,807
                                                                                                           -----------


PREFERRED STOCK (6.1%)
   SHARES
France (1.9%)
      50,000   Credit Lyonnais Capital SCA ADR                                                  9.500        1,212,500
                                                                                                           -----------
Luxembourg (4.2%)
     100,000   Indosuez Holdings SCA ADR                                                       10.375        2,687,500
                                                                                                           -----------
               TOTAL PREFERRED STOCK (Cost $3,558,500)                                                       3,900,000
                                                                                                           -----------


SHORT-TERM INVESTMENTS (5.0%)
    PAR
------------

  $3,178,000   Repurchase agreement with State Street Bank & Trust
               Company dated 10/31/95 at 5.83% to be repurchased
               at $3,178,515 on 11/01/95. (Collateralized by
               $3,210,000 U.S. Treasury Note 6.875%, due 10/31/96,
               with a market value of $3,250,125.) (Cost
               $3,178,000)                                                                                   3,178,000
                                                                                                           -----------
TOTAL INVESTMENTS AT VALUE (100.9%) (Cost $64,052,195*)                                                     64,249,807
LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)                                                                 (608,763)
                                                                                                           -----------
NET ASSETS (100.0%) (applicable to 5,764,342 shares)                                                       $63,641,044
                                                                                                           -----------
                                                                                                           -----------
NET ASSET VALUE, offering and redemption price per share
($63,641,044[div]5,764,342)                                                                                     $11.04
                                                                                                                ------
                                                                                                                ------



                            INVESTMENT ABBREVIATIONS

      ADR = American Depository Receipts
      DKR = Danish Krone
      DMK = German Marks
      GBP = British Pounds

 'D' Credit ratings given by Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Group are unaudited.
 *   Cost for Federal income tax purposes is $64,063,170.

 + Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.

(A)  Denominated in Dollars (U.S.)
(B)  Denominated in European Currency Units (ECU)

                        See Accompanying Notes to Financial Statements.
                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                        Warburg
                                                                         Warburg         Pincus      Warburg Pincus
                                                         Warburg          Pincus       Intermediate     New York
                                                          Pincus          Global        Maturity      Intermediate
                                                       Fixed Income    Fixed Income    Government      Municipal
                                                           Fund            Fund           Fund            Fund
                                                       ------------    ------------    ----------    --------------
INVESTMENT INCOME:
     Interest                                          $  8,376,182     $6,507,144     $3,252,179      $3,982,642
     Dividends                                              470,438        552,228         98,083          45,198
                                                       ------------    ------------    ----------    --------------
          Total investment income                         8,846,620      7,059,372      3,350,262       4,027,840
                                                       ------------    ------------    ----------    --------------
EXPENSES:
     Investment advisory                                    555,483        773,318       253,734          316,050
     Administrative services                                222,194        170,130       102,661          158,024
     Audit                                                   15,674         16,985        16,975           15,975
     Custodian/Sub-custodian                                 48,401         44,270        17,340           23,471
     Directors/Trustees                                      10,500         10,500        10,500           10,500
     Insurance                                                6,127          5,754         3,692            4,479
     Legal                                                   73,175         72,631        58,060           70,563
     Printing                                                11,861          4,525         5,236           12,489
     Registration                                            31,178         31,790        26,398           16,631
     Transfer agent                                          48,503         51,309        43,347           33,447
     Miscellaneous                                           14,281         38,611        14,726           14,365
                                                       ------------    ------------    ----------    --------------
                                                          1,037,377      1,219,823       552,669          675,994
     Less: fees waived                                     (204,153)      (485,160)     (248,192)        (201,919)
                                                       ------------    ------------    ----------    --------------
          Total expenses                                    833,224        734,663       304,477          474,075
                                                       ------------    ------------    ----------    --------------
            Net investment income                         8,013,396      6,324,709     3,045,785        3,553,765
                                                       ------------    ------------    ----------    --------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain from security transactions         1,132,052        508,655       514,443          818,720
     Net realized loss from futures contracts              (606,653)      (849,500)            0                0
     Net realized gain (loss) from foreign currency
       related items                                         49,446       (961,036)            0                0
     Net decrease in unrealized depreciation from
       investments and foreign currency related
       items                                              4,869,743      2,015,972     2,406,718        1,979,229
                                                       ------------    ------------    ----------    --------------
            Net realized and unrealized gain from
               investments and foreign currency
               related items                              5,444,588        714,091     2,921,161        2,797,949
                                                       ------------    ------------    ----------    --------------

            Net increase in net assets resulting
               from operations                         $ 13,457,984     $7,038,800     $5,966,946      $6,351,714
                                                       ------------    ------------    ----------    --------------
                                                       ------------    ------------    ----------    --------------

                    See Accompanying Notes to Financial Statements.
                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Warburg Pincus                      Warburg Pincus
                                                        Fixed Income                        Global Fixed
                                                            Fund                             Income Fund
                                                -----------------------------       -----------------------------
                                                 For the Year Ended October          For the Year Ended October
                                                             31,                                 31,
                                                    1995             1994               1995             1994
                                                ------------     ------------       ------------     ------------

FROM OPERATIONS:
    Net investment income                       $  8,013,396     $  5,867,260       $  6,324,709     $  5,807,634
    Net realized gain (loss) from security
      transactions                                 1,132,052       (1,660,108)           508,655       (1,869,553)
    Net realized gain (loss) from futures
      contracts                                     (606,653)         117,484           (849,500)         269,845
    Net realized gain (loss) from foreign
      currency related items                          49,446           18,246           (961,036)      (2,237,413)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items               4,869,743       (4,804,661)         2,015,972       (4,227,712)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          resulting from operations               13,457,984         (461,779)         7,038,800       (2,257,199)
                                                ------------     ------------       ------------     ------------
FROM DISTRIBUTIONS:
    Dividends from net investment income          (8,013,396)      (5,926,356)        (3,445,878)      (3,215,939)
    Distributions from capital gains                       0         (732,704)                 0         (827,403)
    Return of capital                                      0                0                  0         (366,074)
                                                ------------     ------------       ------------     ------------
        Net decrease from distributions           (8,013,396)      (6,659,060)        (3,445,878)      (4,409,416)
                                                ------------     ------------       ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                  47,678,747       58,018,967         42,488,917       61,614,112
    Reinvested dividends                           6,555,741        5,623,287          2,941,954        3,798,759
    Net asset value of shares redeemed           (44,942,286)     (35,456,760)       (75,776,818)     (30,346,474)
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets
          from capital share transactions          9,292,202       28,185,494        (30,345,947)      35,066,397
                                                ------------     ------------       ------------     ------------
        Net increase (decrease) in net assets     14,736,790       21,064,655        (26,753,025)      28,399,782
NET ASSETS:
    Beginning of year                            102,246,118       81,181,463         90,394,069       61,994,287
                                                ------------     ------------       ------------     ------------
    End of year                                 $116,982,908     $102,246,118       $ 63,641,044     $ 90,394,069
                                                ------------     ------------       ------------     ------------
                                                ------------     ------------       ------------     ------------


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Warburg Pincus                          Warburg Pincus
               Intermediate Maturity                   New York Intermediate
                  Government Fund                         Municipal Fund
         ---------------------------------       ---------------------------------
          For the Year Ended October 31,          For the Year Ended October 31,
             1995                 1994               1995                 1994
         ------------         ------------       ------------         ------------

         $  3,045,785         $  2,827,703       $  3,553,765         $  3,215,210

              514,443              (58,020)           818,720               47,719
                    0                    0                  0                    0

                    0                    0                  0                    0
            2,406,718           (3,492,181)         1,979,229           (3,387,003)
         ------------         ------------       ------------         ------------
            5,966,946             (722,498)         6,351,714             (124,074)
         ------------         ------------       ------------         ------------
           (3,045,785)          (2,827,703)        (3,553,765)          (3,222,899)
                    0           (3,937,754)           (47,531)            (912,745)
                    0                    0                  0                    0
         ------------         ------------       ------------         ------------
           (3,045,785)          (6,765,457)        (3,601,296)          (4,135,644)
         ------------         ------------       ------------         ------------
           26,773,501           24,310,135         32,441,402           50,293,197
            2,288,064            5,552,546          3,073,742            3,404,096
          (22,818,476)         (53,205,957)       (40,620,180)         (43,299,063)
         ------------         ------------       ------------         ------------
            6,243,089          (23,343,276)        (5,105,036)          10,398,230
         ------------         ------------       ------------         ------------
            9,164,250          (30,831,231)        (2,354,618)           6,138,512
           46,733,653           77,564,884         75,716,095           69,577,583
         ------------         ------------       ------------         ------------
         $ 55,897,903         $ 46,733,653       $ 73,361,477         $ 75,716,095
         ------------         ------------       ------------         ------------
         ------------         ------------       ------------         ------------

                See Accompanying Notes to Financial Statements.

                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                                        For the Year Ended October 31,
                                                              ---------------------------------------------------
                                                               1995       1994       1993       1992       1991+
                                                              -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 10.45    $ 11.38    $ 10.68    $ 10.40    $ 10.00
                                                              -------    -------    -------    -------    -------
     Income from Investment Operations:

     Net Investment Income                                        .99        .34        .54        .86        .59
     Net Gain (Loss) on Securities and Foreign Currency
       Related Items (both realized and unrealized)               .09       (.64)      1.13        .28        .14
                                                              -------    -------    -------    -------    -------
          Total from Investment Operations                       1.08       (.30)      1.67       1.14        .73
                                                              -------    -------    -------    -------    -------

     Less Distributions:

     Dividends from Net Investment Income                        (.49)      (.45)      (.85)      (.67)      (.33)
     Distributions from Capital Gains                             .00       (.14)      (.12)      (.19)       .00
     Return of Capital                                            .00       (.04)       .00        .00        .00
                                                              -------    -------    -------    -------    -------

          Total Distributions                                    (.49)      (.63)      (.97)      (.86)      (.33)
                                                              -------    -------    -------    -------    -------

NET ASSET VALUE, END OF YEAR                                  $ 11.04    $ 10.45    $ 11.38    $ 10.68    $ 10.40
                                                              -------    -------    -------    -------    -------
                                                              -------    -------    -------    -------    -------

Total Return                                                   10.65%      (2.79%)    16.72%     11.08%      7.66%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                                $63,641    $90,394    $61,994    $17,092    $12,160

Ratios to average daily net assets:
     Operating expenses                                           .95%       .95%       .49%       .45%      1.09%
     Net investment income                                       8.18%      6.96%      8.60%      8.66%      7.45%
     Decrease reflected in above operating expense ratios due
       to waivers/reimbursements                                  .63%       .65%      1.44%      2.42%      2.73%

Portfolio Turnover Rate                                        128.70%    178.11%    109.54%     93.14%    185.74%

+ The Fund commenced operations on November 1, 1990.

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.49 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Fixed Income Funds are comprised of the Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund') and the Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies and the Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund') and the Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Fixed Income Fund seeks to generate high current income consistent with reasonable risk with capital appreciation a secondary objective; the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation; the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from Federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and preservation of capital.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.


     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.


     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


     Certain amounts in the Statements of Changes in Net Assets have been reclassified to conform to current year presentation.


     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Global Fixed Income Fund in connection with its organization have been deferred and are being amortized over a period of five years from the date the Global Fixed Income Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------

Fixed Income                          .50% of average daily net assets
Global Fixed Income                  1.00% of average daily net assets
Intermediate Government               .50% of average daily net assets
New York Municipal                    .40% of average daily net assets

     For the year ended October 31, 1995, investment advisory fees and waivers were as follows:

                                                         GROSS                         NET
                       FUND                           ADVISORY FEE     WAIVER      ADVISORY FEE
---------------------------------------------------   ------------    ---------    ------------

Fixed Income                                            $555,483      $(162,585)     $392,898
Global Fixed Income                                      773,318       (435,848)      337,470
Intermediate Government                                  253,734       (226,320)       27,414
New York Municipal                                       316,050       (168,856)      147,194

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of

                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
 .10% of each Fund's average daily net assets. For the year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                                 FUND                                     CO-ADMINISTRATION FEE
-----------------------------------------------------------------------   ---------------------

Fixed Income                                                                    $ 111,097
Global Fixed Income                                                                77,332
Intermediate Government                                                            50,747
New York Municipal                                                                 79,012

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. For the Global Fixed Income Fund, PFPC currently receives a fee calculated at an annual rate of .12% of the first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of average daily net assets over $750 million.

     For the year ended October 31, 1995, administrative services fees earned and voluntarily waived by PFPC were as follows:

                           FUND                               GROSS FEE     WAIVER       NET
-----------------------------------------------------------   ---------    --------    -------

Fixed Income                                                  $ 111,097    $(41,568)   $69,529
Global Fixed                                                     92,798     (49,312)    43,486
Intermediate Government                                          51,914     (21,872)    30,042
New York Municipal                                               79,012     (33,063)    45,949

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Funds to CSI for distribution services.

3. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) and United States government and agency obligations were as follows:

                                                                             U.S. GOVERNMENT AND
                                             INVESTMENT SECURITIES            AGENCY OBLIGATIONS
                                          ---------------------------    ----------------------------
                 FUND                      PURCHASES        SALES         PURCHASES         SALES
---------------------------------------   -----------    ------------    ------------    ------------

Fixed Income                              $69,506,438    $ 59,600,888    $144,593,744    $131,853,246
Global Fixed Income                        79,097,036     108,742,015       9,808,921      11,805,050
Intermediate Government                             0               0      61,570,880      50,413,561
New York Municipal                         79,189,466      87,267,702               0               0

28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                                   NET UNREALIZED
                                                    UNREALIZED      UNREALIZED      APPRECIATION
                      FUND                         APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------   ------------    ------------    --------------

Fixed Income                                        $2,550,123     $ (1,273,784)     $1,276,339
Global Fixed Income                                  1,658,696       (1,472,059)        186,637
Intermediate Government                              1,299,887         (263,103)      1,036,784
New York Municipal                                   1,976,753          (16,768)      1,959,985

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1995, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                            FOREIGN                                          UNREALIZED
    FORWARD CURRENCY        EXPIRATION      CURRENCY       CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT               DATE        TO BE SOLD       AMOUNT           VALUE          GAIN (LOSS)
------------------------    ----------     ----------     -----------     -----------     ----------------

Australian Dollars           12/18/95         914,990     $   690,818     $   695,209        $   (4,391)
British Pounds               12/27/95       3,510,984       5,435,003       5,541,737          (106,734)
Danish Krone                 12/18/95      29,059,448       5,281,904       5,319,710           (37,806)
German Marks                 11/29/95      14,200,000       9,588,116      10,109,640          (521,524)
German Marks                 11/29/95         375,092         255,164         267,045           (11,881)
German Marks                 12/18/95      10,514,444       1,918,694       1,924,806            (6,112)
German Marks                 12/18/95      10,513,889       1,934,834       1,924,704            10,130
German Marks                 12/18/95       6,013,700       4,243,966       4,285,704           (41,738)
Irish Punt                   12/18/95       2,881,250       4,639,677       4,671,371           (31,694)
Netherlands Guilder          11/29/95       4,577,075       2,760,600       2,896,883          (136,283)
Netherlands Guilder          11/29/95          79,014          49,138          50,009              (871)
                                                          -----------     -----------     ----------------
                                                          $36,797,914     $37,686,818        $ (888,904)
                                                          -----------     -----------     ----------------
                                                          -----------     -----------     ----------------

5. FUTURES CONTRACTS

     Each Fund may enter into futures contracts for hedging purposes to the extent permitted by its investment policies and objectives. To enter into a futures contract, a Fund must make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on

                                                                              29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The Fixed Income Fund and the Global Fixed Income Fund entered into futures contracts during the year ended October 31, 1995. However, the Fixed Income Fund and Global Fixed Income Fund had no futures contracts open at October 31, 1995.

6. CAPITAL SHARE TRANSACTIONS


     The Global Fixed Income Fund and the Intermediate Government Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). The Fixed Income Fund and the New York Municipal Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are designated Series 2 Shares (the Advisor Shares). At October 31, 1995, no Advisor Shares were outstanding.


30
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--------------------------------------------------------------------------------

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                                                                              31
--------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------
WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (cont'd)

Transactions in shares of each Fund were as follows:

                                    FIXED INCOME FUND                   GLOBAL FIXED INCOME FUND
                              For the Year Ended October 31,         For the Year Ended October 31,
                         ----------------------------------------  ----------------------------------
                                1995                 1994                1995              1994
                         -------------------  -------------------  ----------------  ----------------
Shares sold                    4,918,036            5,837,372           4,066,768         5,678,256
Shares issued to
  shareholders on
  reinvestment of
  dividends                      672,751              566,407             281,288           350,063
Shares redeemed               (4,609,035)          (3,561,347)         (7,231,335)       (2,829,142)
                         -------------------  -------------------  ----------------  ----------------
Net increase (decrease)
  in shares outstanding          981,752            2,842,432          (2,883,279)        3,199,177
                         -------------------  -------------------  ----------------  ----------------
                         -------------------  -------------------  ----------------  ----------------

7. NET ASSETS

     Net assets at October 31, 1995, consisted of the following:


                                           FIXED INCOME FUND          GLOBAL FIXED INCOME FUND
                                      ----------------------------    ------------------------
Capital contributed, net                      $116,808,286                  $ 63,963,915
Accumulated net investment income
  (loss)                                           (66,850)                    1,917,795
Accumulated net realized gain
  (loss) from security transactions             (1,034,867)                   (1,533,335)
Net unrealized appreciation
  (depreciation) from investments
  and foreign currency related
  items                                          1,276,339                      (707,331)
                                          ----------------            ------------------------
Net assets                                    $116,982,908                  $ 63,641,044
                                          ----------------            ------------------------
                                          ----------------            ------------------------


8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                         Capital Loss Carryover      Total Capital
                                              Expiring In            Loss Carryover
                                       --------------------------    --------------
                                          2002            2003
                                       ----------      ----------
Fixed Income                           $1,034,867                      $1,034,867
Global Fixed Income                       653,329       1,284,612       1,937,941


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 INTERMEDIATE GOVERNMENT FUND             NEW YORK MUNICIPAL FUND
                For the Year Ended October 31,         For the Year Ended October 31,
           ----------------------------------------  ----------------------------------
                  1995                 1994                1995              1994
           -------------------  -------------------  ----------------  ----------------
                 2,723,498            2,426,890           3,181,012         4,835,896
                   230,993              538,360             299,821           328,635
                (2,323,291)          (5,159,908)         (3,957,382)       (4,178,180)
           -------------------  -------------------  ----------------  ----------------
                   631,200           (2,194,658)           (476,549)          986,351
           -------------------  -------------------  ----------------  ----------------
           -------------------  -------------------  ----------------  ----------------



                  INTERMEDIATE GOVERNMENT FUND              NEW YORK MUNICIPAL FUND
           ------------------------------------------  ---------------------------------
                         $   54,407,628                          $  70,580,636
                                 (5,346)                                     0
                                458,837                                818,908
                              1,036,784                              1,961,933
                        ---------------                        ---------------
                         $   55,897,903                          $  73,361,477
                        ---------------                        ---------------
                        ---------------                        ---------------

                                                                              33
--------------------------------------------------------------------------------

                                    PART C
                               OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements relating to Common Shares.

            (1)  Financial Statements included in Part A:
                (a)  Financial Highlights

            (2)  Financial Statements included in Part B:
                (a)  Report of Coopers & Lybrand L.L.P., Independent
                     Accountants
                (b)  Statement of Net Assets
                (c)  Statement of Operations
                (d)  Statement of Changes in Net Assets
                (e)  Financial Highlights
                (f)  Notes to Financial Statements

        (b) Exhibits:

Exhibit No.         Description of Exhibit
-----------         ----------------------

        1(a)        Articles of Incorporation.

         (b)        Amendment to Articles of Incorporation.

        2           By-Laws.

        3           Not applicable.

        4           Form of Stock Certificates.(1)

        5           Investment Advisory Agreement.

        6           Form of Distribution Agreement.(2)

        7           Not applicable.


------------------------
(1) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

        8(a) Form of Custodian Agreement with PNC Bank, as amended. (2)

         (b) Form of Custodian Agreement with Fiduciary Trust Company International, as amended.(2)

        9(a)        Form of Transfer Agency Agreement.(3)

         (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. (3)

        (b-1)       Form of Co-Administration Agreement with PFPC Inc. (3)

          (c)       Forms of Services Agreements.(4)

        10 Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

        11(a)       Consent of Coopers & Lybrand L.L.P., Independent
                    Accountants.

          (b)       Consent of Ernst & Young LLP, Independent Accountants.

        12          Not applicable.

        13          Form of Purchase Agreement. (2)

        14          Form of Retirement Plans.(5)

        15(a)       Shareholder Services Plan. (6)


------------------------
(3) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

(5) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

          (b)       Amended and Restated Distribution Plan. (4)

          (c)       Form of Rule 18f-3 Plan.(7)

        16 Schedule for Computation of Total Return and Yield Quotations relating to Common Shares.

        17          Financial Data Schedule relating to Common Shares.
























------------------------
(7) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 28, 1995 (Securities Act File No. 33-27031).

Item 25. Persons Controlled by or Under Common Control with Registrant

               Warburg, Pincus Counsellors, Inc. ("Warburg"), Registrant's investment adviser, may be deemed a controlling person of Registrant because it possesses or shares investment or voting power with respect to more than 25% of the outstanding securities of Registrant. E.M. Warburg, Pincus & Co., Inc. ("EMW") controls Warburg through its ownership of a class of voting preferred stock of Warburg. John L. Furth, director of the Fund, and Lionel
I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the Fund because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

Item 26.       Number of Holders of Securities



                                                                                        Number of Record Holders
                           Title of Class                                               As of December 28, 1995
                           --------------                                               ------------------------

 Shares of common stock, par value $.001 per share                                                706

 Shares of common stock - Series 1, par value $.001 per share                                      0

 Shares of common stock - Series 2 ("Advisor Shares"), par value                                   0
 $.001 per share


Item 27.  Indemnification

          Registrant, officers and directors or trustees of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer, director or trustee. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, Director or Trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gaining in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Article VII of the Registrant's charter, no provision of the charter shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Under Article V, Sections 1 and 2, of Registrant's By-Laws, any past or present director or officer of Registrant will be indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a part or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that the director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties ("disqualifying conduct"). Expenses of a director or officer may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon the satisfaction of certain conditions including receipt of any undertaking by the director or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the charter and upon the satisfaction of any other conditions set forth in Registrant's By-Laws.

          Under Article V, Section 6, of Registrant's By-laws, Registrant may purchase insurance on behalf of a director, officer, employee or agent of Registrant against liability arising out of his acting as such or while serving in similar capacities in other entities at Registrant's request. Registrant may not obtain insurance for liabilities arising out of disqualifying conduct.

          Registrant's Investment Advisory Agreement with Warburg and Distribution Agreement with Counsellors Securities contain provisions designed to protect certain persons from liability, as follows: Section 5 of the Investment Advisory Agreement provides that Warburg will not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with matters to which the Agreement relates, except that Warburg is not protected from liability by reason of disqualifying conduct. Section 4 of the Distribution agreement provides that Registrant will indemnify Counsellors Securities and its officers, directors and control persons from liability arising out of a misstatement or omission in Registrant's Registration Statement, other than liability arising out of statements made by Counsellors Securities and liability arising out of disqualifying conduct.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of
          Investment Adviser

          Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.  Principal Underwriter

          (a) Counsellors Securities acts as distributor for Registrant, as well as for The RBB Fund, Inc., Warburg Pincus Capital Appreciation Fund, Warburg Pincus Cash Reserve Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Emerging Markets Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Institutional Fund, Inc., Warburg Pincus Intermediate Maturity Government Fund, Warburg Pincus International Equity Fund, Warburg Pincus Japan Growth Fund, Warburg Pincus Japan OTC Fund, Warburg Pincus New York Intermediate Municipal Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus New York Tax Exempt Fund, Warburg Pincus Short-Term Tax-Advantaged Bond Fund, Warburg Pincus Small Company Value Fund and Warburg Pincus Trust.

          (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

Item 30.  Location of Accounts and Records

          (1)  Warburg, Pincus Global Fixed Income Fund
               466 Lexington Avenue
               New York, New York  10017-3147
               (Fund's Articles of Incorporation, by-laws and minute books)

          (2)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts  02110
               (records relating to its functions as transfer agent and dividend disbursing agent)

          (3)  PFPC Inc.
               103 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as co-administrator)

          (4)  Counsellors Funds Service, Inc.
               466 Lexington Avenue
               New York, New York  10017-3147
               (records relating to its functions as co-administrator)

          (5)  PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania 19101
               (records relating to its functions as custodian)

          (6)  Fiduciary Trust Company International
               Two World Trade Center
               New York, New York  10048

          (7)  Counsellors Securities Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as distributor)

          (8)  Warburg, Pincus Counsellors, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as investment adviser)

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings.

          (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

          (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 11th day of January, 1995.

                              WARBURG, PINCUS GLOBAL FIXED
                                INCOME FUND, INC.


                              By:/s/  Dale C. Christensen
                                      Dale C. Christensen
                                           President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signature                    Title               Date
     ---------                    -----               ----

/s/ Lionel I. Pincus      Chairman of the Board  January 11, 1996
    Lionel I. Pincus      and Director

/s/ John L. Furth         Chief Executive        January 11, 1996
    John L. Furth         Officer and Director

/s/ Dale C. Christensen   President              January 11, 1996
    Dale C. Christensen

/s/ Reuben S. Leibowitz   Chief Financial        January 11, 1996
    Reuben S. Leibowitz   Officer and Vice
                          President

/s/ Stephen Distler       Treasurer and          January 11, 1996
    Stephen Distler       Principal Accounting
                          Officer

/s/ Richard N. Cooper     Director               January 11, 1996
    Richard N. Cooper

/s/ Donald J. Donahue     Director               January 11, 1996
    Donald J. Donahue

/s/ Jack W. Fritz         Director               January 11, 1996
    Jack W. Fritz

/s/ Thomas A. Melfe       Director               January 11, 1996
    Thomas A. Melfe

/s/ Alexander B. Trowbridge  Director            January 11, 1996
    Alexander B. Trowbridge

                               INDEX TO EXHIBITS



Exhibit
Number     Description of Exhibit
-------    ----------------------

   1(a)    Articles of Incorporation.

    (b)    Amendment to Articles of Incorporation.

   2       By-Laws.

   3       Not applicable.

   4       Form of Stock Certificates.(1)

   5       Investment Advisory Agreement.

   6       Form of Distribution Agreement.(2)

   7       Not applicable.

   8(a) Form of Custodian Agreement with PNC Bank, as amended. (2)

    (b) Form of Custodian Agreement with Fiduciary Trust Company International, as amended. (2)

   9(a)    Form of Transfer Agency Agreement.(3)

    (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc. (3)


------------------------
(1)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

(2)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

(3)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

   (b-1)   Form of Co-Administration Agreement with PFPC Inc. (3)

     (c)   Forms of Services Agreements. (4)

   10      Opinion and Consent of Willkie Farr & Gallagher, counsel to the
           Fund.

   11(a)   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

     (b)   Consent of Ernst & Young LLP, Independent Accountants.

   12      Not applicable.

   13      Form of Purchase Agreement. (2)

   14      Form of Retirement Plans. (5)

   15(a)   Shareholder Services Plan. (6)

     (b)   Amended and Restated Distribution Plan. (4)

     (c)   Form of Rule 18f-3 Plan. (7)

   16 Schedule for Computation of Total Return and Yield Quotations relating to Common Shares.

   17      Financial Data Schedule relating to Common Shares.


------------------------
(4)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

(5)Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(6)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

(7)Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 28, 1995 (Securities Act File No. 33-27031).